                                                                     Exhibit 4.1

                  INCORPORATED UNDER THE LAWS                                                    COMMON STOCK
                   OF THE STATE OF DELAWARE                                                      PAR VALUE $.01 EACH





                  THIS CERTIFICATE IS TRANSFERABLE                                               CUSIP 913431 10 2
                  IN BOSTON, MA OR NEW YORK, NY                                                  SEE REVERSE FOR CERTAIN DEFINITIONS



                                                   UNIVERSAL COMPRESSION HOLDINGS, INC.
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                     This Certifies that


[GRAPHIC APPEARS                                                                                                   [GRAPHIC APPEARS
      HERE]                                                                                                              HERE]



                     is the owner of
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                                     FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK  OF

                     Universal Compression Holdings, Inc. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                 Witness the facsimile seal of this Corporation and the signatures of its duly authorized officers.

                     Dated

                                                                           Countersigned and Registered:
                                                                                  EquiServe Trust Company, N.A.
                                                                                                            Transfer Agent
                                                                                                            and Registrar,

                      /s/ STEPHEN A. SNIDER        /s/ RICHARD W. FITZGERALD            By  /s/ CLINSTON MORRIS
                             President                  Assistant Secretary                     Auhorized Signature.
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
                          [UNIVERSAL COMPRESSION LOGO]

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS
THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR
OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE
CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- _________Custodian______________
TEN ENT -- as tenants by the entireties                            (Cust)              (Minor)
JT TEN  -- as joint tenants with right
           of survivorship and not as                             under Uniform Gifts to Minors
           tenants in common
                                                                  Act ________________________
                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

  For value received, ____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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Please print or typewrite name and address including postal zip code of assignee

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                                                                         Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ----------------------------

                       NOTICE:               X
                                               ---------------------------------
          THE SIGNATURE(S) TO THIS AS-                    (SIGNATURE)
          SIGNMENT MUST CORRESPOND WITH
          THE NAME(S) AS WRITTEN UPON  --->
          THE FACE OF THE CERTIFICATE
          IN EVERY PARTICULAR WITHOUT        X
          ALTERATION OR ENLARGEMENT OR         ---------------------------------
          ANY CHANGE WHATEVER.                            (SIGNATURE)


                                        ----------------------------------------
                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad-15.
                                        ----------------------------------------
                                        SIGNATURE(S) GUARANTEED BY:






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